Butterwings Entertainment Group, Inc.

                          2345 Pembroke Avenue, Suite 8
                           Hoffman Estates, IL 601 95
                          (847) 925-0925 (800) 381-4554
                               Fax (847) 925-1265


                                                   July 23, 1997



  BY HAND

  Butterwings Entertainment Group, Inc.
  Attn: Stephan S. Buckley
  2345 Pembroke Avenue
  Hoffman Estates, IL 60195

           Re:    Letter Dated June 25, 1997

  Dear Steve:

           By this letter, I acknowledge the termination of my Independent Contractor Agreement between myself and Butterwings Entertainment Group, effective June 25, 1997. 1 understand that my termination was preceded by a vote of the majority of the Board authorizing the termination, and such Board authorized you to accept and sign on behalf of the Board my termination, effective this date, June 25, 1997.

         I wish you and the company much success in the future. Should you have any questions regarding this letter, please do not hesitate to contact me.

                                                      yours,


Accepted:
                    Stephan S. Buckle
                    President
                    Butterwings Enter